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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of the Equity Focus Trusts-Sector Series, Emerging Sector Portfolios: Power Technologies 2001:




We consent to the use of our report dated March 26, 2001,included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                                    /s/ KPMG LLP
                                                                    KPMG LLP


New York, New York
March 26, 2001